SUPPLEMENT DATED JUNE 22, 2005

TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS INDICATED BELOW

SMITH BARNEY MUNI FUNDS	July 29, 2004
SMITH BARNEY CALIFORNIA PORTFOLIO
SMITH BARNEY FLORIDA PORTFOLIO
SMITH BARNEY GEORGIA PORTFOLIO
SMITH BARNEY NATIONAL PORTFOLIO
SMITH BARNEY NEW YORK PORTFOLIO
SMITH BARNEY PENNSYLVANIA PORTFOLIO

SMITH BARNEY MANAGED MUNICIPALS FUND INC.	June 28, 2004
SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.	July 29, 2004
SMITH BARNEY OREGON MUNICIPALS FUND INC.	August 27, 2004

The information set forth in the chart Section titled “Sales Charges — Class A Shares” in the Prospectus and, “Purchase of Shares” in the Statement of Additional Information is replaced by the following:

Class A shares of each fund except California Money Market, New York Money Market, and Massachusetts Money Market Portfolios are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

AMOUNT OF PURCHASE	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF NET AMOUNT INVESTED	BROKER/DEALER COMMISSION AS % OF OFFERING PRICE
Less than $25,000	4.00%	4.17%	up to 4.00%
$25,000 but less than $50,000	3.50	3.63	up to 3.50
$50,000 but less than $100,000	3.00	3.09	up to 3.00
$100,000 but less than $250,000	2.50	2.56	up to 2.50
$250,000 but less than $500,000	1.50	1.52	up to 1.50
$500,000 or more	0.00	0.00	up to 1.00	*

*   The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.